The Arbitrage Credit Opportunities Fund

Supplement dated December 14, 2016 to the Prospectus

dated September 30, 2016 and

The Arbitrage Credit Opportunities Fund Summary Prospectus

dated September 30, 2016

On or about January 15, 2017, James Powers, CFA will no longer have a role as a portfolio manager for The Arbitrage Credit Opportunities Fund.  At that time, all references to Mr. Powers are hereby deleted from the Prospectus.

Please retain this Supplement for future reference.

The Arbitrage Fund

The Arbitrage Credit Opportunities Fund

The Arbitrage Event-Driven Fund

The Arbitrage Tactical Equity Fund

Supplement dated December 14, 2016 to the Statement of Additional Information dated September 30, 2016

On or about January 15, 2017, James Powers, CFA will no longer have a role as a portfolio manager for The Arbitrage Credit Opportunities Fund.  At that time, all references to Mr. Powers in the Statement of Additional Information are hereby deleted from the section entitled, “PORTFOLIO MANAGERS.”

The following replaces all contrary information in the Statement of Additional Information in the section entitled, “MANAGEMENT — Trustees:”

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During The Past Five Years	Other Directorships During The Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee

Stephen R. Byers (Age 63)	Since 2016	Trustee	Independent Director (since 2011); Consultant (since 2014).	Independent Chair (since November 2016), Trustee (since 2011), Lead Independent Trustee (2015 - 2016) and Audit Committee Chair (2011 – 2015), Deutsche Bank db-X ETF Trust (37 portfolios); Independent Director and Audit Committee Chair (since 2012), Sierra Income Corporation; Trustee (2002 – 2011), The College of William and Mary, Graduate School of Business; Board Member (since 2016), Mutual Fund Directors Forum.	4

The following replaces all references to Allison Fraser and Laura Wajs in the Statement of Additional Information in the section entitled, “MANAGEMENT — Executive Officers:”

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During The Past Five Years	Other Directorships During The Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee

Ludmila Chwazik 41 Madison Avenue 42nd Floor New York, NY 10010 (Age: 51)	Since 2016	Anti-Money Laundering Officer, Chief Compliance Officer	Chief Compliance Officer, Water Island Capital (2016-present); SVP Legal & Compliance, Neuberger Berman (2014-2016); Chief Compliance Officer, APG Asset Management (2010-2014).	N/A	N/A

Christopher Plunkett 41 Madison Avenue 42nd Floor New York, NY 10010 (Age: 30)	Since 2016	Secretary

Director of Compliance, Water Island Capital (2016-present), Associate Operations Director, Water Island Capital (2012-2016); Fund Controller & Operations Analyst, Marathon Asset Management (2008-2012).

				N/A	N/A

The following replaces the seventh paragraph found in the Statement of Additional Information in the section entitled, “MANAGEMENT — Qualification of Trustees:”

•                                          Mr. Byers has worked in the financial services industry for over 30 years with experience in finance, operations, and investment management. He has served as vice chairman and chief investment officer and chairman of investment policy and risk oversight for two investment companies and has served as a director or trustee for multiple boards, including the Graduate School of Business at the College of William and Mary, a financial corporation, and an exchange-traded fund. Through these positions, Mr. Byers has gained an extensive knowledge and understanding of board oversight, director responsibilities, and fund governance.

Please retain this Supplement for future reference.